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               Annual Report
               October 31, 2002

               Mercury Large
               Cap Growth
               Fund
               Of Mercury Large Cap Series Funds, Inc.

PORTFOLIO INFORMATION

AS OF OCTOBER 31, 2002
================================================================================
Ten Largest                                                        Percent of
Equity Holdings                                                    Net Assets
--------------------------------------------------------------------------------
General Electric Company                                                 4.1%
--------------------------------------------------------------------------------
Microsoft Corporation                                                    3.6
--------------------------------------------------------------------------------
Pfizer Inc.                                                              2.7
--------------------------------------------------------------------------------
Dell Computer Corporation                                                2.6
--------------------------------------------------------------------------------
Fannie Mae                                                               2.6
--------------------------------------------------------------------------------
The Procter & Gamble Company                                             2.5
--------------------------------------------------------------------------------
Johnson & Johnson                                                        2.3
--------------------------------------------------------------------------------
UnitedHealth Group Incorporated                                          1.6
--------------------------------------------------------------------------------
HCA Inc.                                                                 1.4
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                    1.4
--------------------------------------------------------------------------------

Five Largest                                                       Percent of
Industries                                                         Net Assets
--------------------------------------------------------------------------------
Health Care Providers & Services                                        14.9%
--------------------------------------------------------------------------------
Specialty Retail                                                         7.3
--------------------------------------------------------------------------------
Software                                                                 7.1
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                            6.3
--------------------------------------------------------------------------------
Commercial Services & Supplies                                           6.3
--------------------------------------------------------------------------------


               October 31, 2002 (2) Mercury Large Cap Growth Fund

DEAR SHAREHOLDER

We are pleased to provide you with this annual report for Mercury Large Cap Growth Fund. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among the securities found in the Russell 1000(R) Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

Fiscal Year in Review

For the six months ended October 31, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -20.77%, -18.43%, -18.64% and -18.68%, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 6-9 of this report to shareholders.) The six-month performance results are just slightly below the -17.87% total return of the benchmark unmanaged Russell 1000 Growth Index for the same period.

For the 12-month period ended October 31, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -17.24%, -14.90%, -15.21% and -15.14%, respectively, which compare quite favorably to the -19.62% return of the Russell 1000 Growth Index. The major drivers of performance for the past year were stock selection in consumer staples, consumer discretionary, industrials and health care. Our stock selection in financials and information technology also had a negative impact on performance. Generating absolute performance in the market environment of the past year has been very difficult. As such, we have done our best to gain relative performance compared to our benchmark and competitive peer groups.

During the last six months of the fiscal year ended October 31, 2002, stock selection (particularly in industrials, consumer staples and materials) has been the largest significant positive contributor to Fund performance. Performance was hampered by stock selection in health care and our overweighted position in consumer discretionary. The largest single positive contributors to performance were Symantec Corporation, Intel Corporation, STERIS Corporation, Deluxe Corporation and AGCO Corporation. Relative to the benchmark, we also benefited from our underweight in The Home Depot, Inc. and by not owning Wyeth. The largest detractors to performance included Best Buy Co., Inc., Maytag Corporation, Guidant Corporation and Manugistics Group, Inc. Relative to the benchmark, we increased our selection in technology and financials. Our largest purchases included Diagnostic Products Corporation, Fannie Mae, HCA Inc., Dell Computer Corporation and Intuit Inc., and our largest sales included Capital One Financial Corporation, Cisco Systems, Inc., First Data Corporation and Texas Instruments Incorporated.


               October 31, 2002 (3) Mercury Large Cap Growth Fund

Economic Environment

Looking back at the markets during the past six months from a technical perspective, the July low in stocks had the classic hallmarks of a major market bottom. Pessimism was at an extreme, record mutual fund redemptions reeked of capitulation and corporate insiders had resumed buying. We believe that absolute valuations remain the greatest obstacle to a sustained new increase in equity prices. However, equities are inexpensive compared to the level of short-term interest rates and to ten-year Treasury yields. The distrust of published earnings data adds another element of confusion about assessing the value of stocks. An increase in company buybacks of stocks and continued insider buying suggest that there are pockets of value in parts of the market. Even if one accepted the view that valuations are in a sustainable zone, the long-run prospects for equity prices are constrained by the subdued outlook for earnings. Most companies continue to face tough competitive conditions.

Much of the corporate sector is battling against the unpleasant combination of soft volume growth and negligible pricing power. Second quarter revenue growth for Standard & Poor's 500 companies was only 2.4% above year-ago levels. Faced with such sluggish top-line performance, companies can only boost profits by cutting costs. Companies have been successful in raising efficiency and lowering costs during the past year. In the absence of increased demand, we believe companies will be forced to embark on a new wave of labor shedding with negative implications for the consumer sector.

There is little good news to report with regard to the economic outlook. Companies are still retrenching and the pace of job cutbacks may even accelerate. This raises a huge question regarding the sustainability of consumer spending. Real gross domestic product growth rose strongly in the third quarter, but that paints a misleading picture of the economy's underlying trend. A renewed Federal Reserve Board monetary easing would probably trigger a rally in stocks and a sell-off in bonds. However, it is impossible to predict in advance whether that would mark a sustained shift in market trends. In our opinion, the Federal Reserve Board needs to get ahead of market expectations and arrest the slide in confidence. At this time, lower interest rates alone are not likely to cause businesses to step up their spending. We believe that will require an improvement in the profit outlook, which may take time to develop.


               October 31, 2002 (4) Mercury Large Cap Growth Fund

The duration and magnitude of the equity market decline leads us to believe that many of the negatives described above are in stock prices and that the summer and fall of 2002 will turn out to have been reasonable times to have purchased common stocks. We summarize the positives and negatives for equities as follows:

Positives:

o     Record low interest rates;

o     Investor sentiment;

o     Valuation relation to cash and Treasury issues.

Negatives:

o     Slow nominal and earnings growth;

o     Iraq/terrorism threats;

o     Lack of trust around corporate governance.

As for the Portfolio, we continue to believe that stock selection is more important than sector, style or capitalization selection in the current market. Having said that, we are overweight in consumer discretionary and underweight in information technology and financials. We also believe that small-, mid- and large-capitalization stocks are more attractive at this time than mega cap companies, and the Portfolio reflects this position.

In Conclusion

We thank you for your investment in Mercury Large Cap Growth Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn                             /s/ Robert C. Doll, Jr.

Terry K. Glenn                                 Robert C. Doll, Jr.
President and Director/Trustee                 Senior Vice President and
                                               Portfolio Manager
December 3, 2002

               October 31, 2002 (5) Mercury Large Cap Growth Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived its administration fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.


               October 31, 2002 (6) Mercury Large Cap Growth Fund

RECENT PERFORMANCE RESULTS
================================================================================
                                 6-Month          12-Month       Since Inception
As of October 31, 2002         Total Return     Total Return       Total Return
--------------------------------------------------------------------------------
Class I*                         -20.77%           -17.24%           -37.51%
--------------------------------------------------------------------------------
Class A*                         -18.43            -14.90            -36.10
--------------------------------------------------------------------------------
Class B*                         -18.64            -15.21            -37.26
--------------------------------------------------------------------------------
Class C*                         -18.68            -15.14            -37.15
--------------------------------------------------------------------------------
Russell 1000 Growth Index**      -17.87            -19.62            -54.64
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. Performance results are for a limited asset pool. The Fund commenced operations on 12/22/99.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. The since inception total return is from 12/31/99.


               October 31, 2002 (7) Mercury Large Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT
================================================================================

Class I & Class A Shares

A line graph depicting the growth of an investment in the Fund's Class I & Class A Shares compared to growth of an investment in the Russell 1000 Growth Index. Values are from December 22, 1999 to October 2002:

                                   12/22/99**     10/00        10/01      10/02
Mercury Large Cap Growth Fund+--
Class I Shares*                     $9,475        $10,839      $7,154     $5,921
Mercury Large Cap Growth Fund+--
Class A Shares*                     $9,475        $10,811      $7,116     $6,056


                                    12/31/99      10/00        10/01      10/02
Russell 1000 Growth Index++         $10,000       $9,396       $5,643     $4,536


Class B & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class B & Class C Shares compared to growth of an investment in the Russell 1000 Growth Index. Values are from December 22, 1999 to October 2002:

                                   12/22/99**     10/00        10/01      10/02
Mercury Large Cap Growth Fund+--
Class B Shares*                    $10,000        $11,330      $7,398     $6,115
Mercury Large Cap Growth Fund+--
Class C Shares*                    $10,000        $11,330      $7,406     $6,285


                                   12/31/99       10/00        10/01      10/02
Russell 1000 Growth Index++        $10,000        $9,396       $5,643     $4,536

 * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Master Large Cap Growth Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes have good prospects for earnings growth.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. The starting date for the Index in each of the graphs is from 12/31/99.

        Past performance is not indicative of future results.


               October 31, 2002 (8) Mercury Large Cap Growth Fund

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                 % Return           % Return
                                               Without Sales       With Sales
Class I Shares*                                   Charge             Charge**
--------------------------------------------------------------------------------
One Year Ended
9/30/02                                          -14.55%            -19.03%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 9/30/02                                  -15.53             -17.15
--------------------------------------------------------------------------------

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                 % Return             % Return
                                                  Without               With
Class B Shares*                                    CDSC                 CDSC**
--------------------------------------------------------------------------------
One Year Ended
9/30/02                                          -15.33%            -18.71%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 9/30/02                                  -16.34             -17.16
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
** Assuming payment of applicable contingent deferred sales charge.

                                                 % Return           % Return
                                               Without Sales       With Sales
Class A Shares*                                   Charge             Charge**
--------------------------------------------------------------------------------
One Year Ended
9/30/02                                          -14.88%            -19.35%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 9/30/02                                  -15.77             -17.39
--------------------------------------------------------------------------------

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                 % Return             % Return
                                                  Without               With
Class C Shares*                                    CDSC                 CDSC**
--------------------------------------------------------------------------------
One Year Ended
9/30/02                                          -15.12%            -15.97%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 9/30/02                                  -16.28             -16.28
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
** Assuming payment of applicable contingent deferred sales charge.


               October 31, 2002 (9) Mercury Large Cap Growth Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of October 31, 2002

MERCURY LARGE CAP GROWTH FUND

Assets:
Investment in Master Large Cap Growth Portfolio, at value
  (identified cost--$1,045,051)                                           $ 1,050,667
Prepaid registration fees and other assets                                      4,872
                                                                          -----------
Total assets                                                                1,055,539
                                                                          -----------
-------------------------------------------------------------------------------------
Liabilities:

Payable to distributor                                                            819
Accrued expenses                                                                3,772
                                                                          -----------
Total liabilities                                                               4,591
                                                                          -----------
-------------------------------------------------------------------------------------
Net Assets:

Net assets                                                                $ 1,050,948
                                                                          ===========
-------------------------------------------------------------------------------------
Net Assets Consist of:

Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                           $         3
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                 3,049
Class B Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized                                                14,443
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                 1,119
Paid-in capital in excess of par                                            1,466,541
Accumulated realized capital losses on investments
  from the Portfolio--net                                     $  (439,823)
Unrealized appreciation on investments from the Portfolio--net      5,616
                                                              -----------
Total accumulated losses--net                                                (434,207)
                                                                          -----------
Net assets                                                                $ 1,050,948
                                                                          ===========
-------------------------------------------------------------------------------------
Net Asset Value:

Class I--Based on net assets of $167 and 30 shares outstanding            $      5.57
                                                                          ===========
Class A--Based on net assets of $174,170 and 30,494 shares outstanding    $      5.71
                                                                          ===========
Class B--Based on net assets of $813,261 and 144,426 shares outstanding   $      5.63
                                                                          ===========
Class C--Based on net assets of $63,350 and 11,195 shares outstanding     $      5.66
                                                                          ===========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

              October 31, 2002 (10) Mercury Large Cap Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2002

MERCURY LARGE CAP GROWTH FUND

Investment Loss from the Portfolio--Net:
Net investment income allocated from the Portfolio:
  Dividends                                                                              $   6,557
  Securities lending--net                                                                      168
  Interest                                                                                      38
  Expenses                                                                                  (7,058)
                                                                                         ---------
Net investment loss from the Portfolio                                                        (295)
                                                                                         ---------
--------------------------------------------------------------------------------------------------

Expenses:

Printing and shareholder reports                                            $  28,212
Professional fees                                                              26,527
Account maintenance and distribution fees--Class B                              7,289
Registration fees                                                               6,924
Administration fees                                                             2,631
Transfer agent fees--Class B                                                    1,310
Account maintenance and distribution fees--Class C                                890
Account maintenance fees--Class A                                                 499
Transfer agent fees--Class A                                                      308
Transfer agent fees--Class C                                                      170
Transfer agent fees--Class I                                                       52
Other                                                                           7,000
                                                                            ---------
Total expenses before reimbursement                                            81,812
Reimbursement of expenses                                                     (64,552)
                                                                            ---------
Total expenses after reimbursement                                                          17,260
                                                                                         ---------
Investment loss--net                                                                       (17,555)
                                                                                         ---------
--------------------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) from the
Portfolio--Net:

Realized loss on investments from the Portfolio--net                                      (191,428)
Change in unrealized appreciation on investments from the Portfolio--net                     1,952
                                                                                         ---------
Total realized and unrealized loss on investments from the Portfolio--net                 (189,476)
                                                                                         ---------
Net Decrease in Net Assets Resulting from Operations                                     $(207,031)
                                                                                         =========
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

              October 31, 2002 (11) Mercury Large Cap Growth Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY LARGE CAP GROWTH FUND

                                                                              For the
                                                                        Year Ended October 31,
                                                                     ---------------------------
Increase (Decrease) in Net Assets:                                       2002           2001
------------------------------------------------------------------------------------------------
Operations:

Investment loss--net                                                 $   (17,555)   $   (10,972)
Realized loss on investments from the Portfolio--net                    (191,428)      (228,446)
Change in unrealized appreciation on investments from
  the Portfolio--net                                                       1,952        (22,909)
                                                                     --------------------------
Net decrease in net assets resulting from operations                    (207,031)      (262,327)
                                                                     --------------------------
-----------------------------------------------------------------------------------------------
Distributions to Shareholders:

In excess of realized gain on investments from the Portfolio--net:
  Class I                                                                     --        (13,603)
  Class A                                                                     --        (12,928)
  Class B                                                                     --        (17,823)
  Class C                                                                     --        (11,992)
                                                                     --------------------------
Net decrease in net assets resulting from distributions
  to shareholders                                                             --        (56,346)
                                                                     --------------------------
-----------------------------------------------------------------------------------------------
Capital Share Transactions:

Net increase in net assets derived from capital
  share transactions                                                     438,690        569,041
                                                                     --------------------------
-----------------------------------------------------------------------------------------------
Net Assets:

Total increase in net assets                                             231,659        250,368
Beginning of year                                                        819,289        568,921
                                                                     --------------------------
End of year                                                          $ 1,050,948    $   819,289
                                                                     ==========================
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

              October 31, 2002 (12) Mercury Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

MERCURY LARGE CAP GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class I
                                                -------------------------------------------------
                                                                                   For the Period
                                                            For the                  December 22,
                                                     Year Ended October 31,           1999+ to
                                                --------------------------------     October 31,
Increase (Decrease) in Net Asset Value:             2002               2001             2000
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period            $      6.73        $     11.44        $     10.00
                                                -------------------------------------------------
Investment loss--net                                   (.05)@@            (.07)@@            (.11)
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                 (1.11)             (3.58)              1.55
                                                -------------------------------------------------
Total from investment operations                      (1.16)             (3.65)              1.44
                                                -------------------------------------------------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                 --              (1.06)                --
Net asset value, end of period                  $      5.57        $      6.73        $     11.44
                                                =================================================
-------------------------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                   (17.24%)           (34.00%)            14.40%@
                                                =================================================
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses, net of reimbursement++                       1.44%              1.38%              1.50%*
                                                =================================================
Expenses++                                             7.23%              9.80%             37.46%*
                                                =================================================
Investment loss--net                                   (.82%)             (.90%)            (1.12%)*
                                                =================================================
-------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)                 --+++     $        96        $       143
                                                =================================================
-------------------------------------------------------------------------------------------------

       * Annualized.
      ** Total investment returns exclude the effects of sales charges.
       + Commencement of operations.
      ++ Includes the Fund's share of the Portfolio's allocated expenses. +++ Amount is less than $1,000.
       @ Aggregate total investment return.
      @@ Based on average shares outstanding.

        See Notes to Financial Statements.


              October 31, 2002 (13) Mercury Large Cap Growth Fund

MERCURY LARGE CAP GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class A
                                                -------------------------------------------------
                                                                                   For the Period
                                                            For the                  December 22,
                                                     Year Ended October 31,           1999+ to
                                                --------------------------------     October 31,
Increase (Decrease) in Net Asset Value:             2002               2001             2000
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period            $      6.71        $     11.41        $     10.00
                                                -------------------------------------------------
Investment loss--net                                   (.06)@@            (.09)@@            (.14)
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                  (.94)             (3.58)              1.55
                                                -------------------------------------------------
Total from investment operations                      (1.00)             (3.67)              1.41
                                                -------------------------------------------------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                 --              (1.03)                --
                                                -------------------------------------------------
Net asset value, end of period                  $      5.71        $      6.71        $     11.41
                                                =================================================
-------------------------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                   (14.90%)           (34.18%)            14.10%@
                                                =================================================
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses, net of reimbursement++                       1.71%              1.64%              1.75%*
                                                =================================================
Expenses++                                             7.77%              8.77%             37.74%*
                                                =================================================
Investment loss--net                                  (1.10%)            (1.15%)            (1.37%)*
                                                =================================================
-------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)        $       174        $       193        $       142
                                                =================================================
-------------------------------------------------------------------------------------------------

       * Annualized.
      ** Total investment returns exclude the effects of sales charges.
       + Commencement of operations.
      ++ Includes the Fund's share of the Portfolio's allocated expenses.
       @ Aggregate total investment return.
      @@ Based on average shares outstanding.

    See Notes to Financial Statements.


               October 31, 2002 (14) Mercury Large Cap Growth Fund

MERCURY LARGE CAP GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class B
                                                -------------------------------------------------
                                                                                   For the Period
                                                            For the                  December 22,
                                                     Year Ended October 31,           1999+ to
                                                --------------------------------     October 31,
Increase (Decrease) in Net Asset Value:             2002               2001             2000
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period            $      6.64        $     11.33        $     10.00
                                                -------------------------------------------------
Investment loss--net                                   (.12)@@            (.14)@@            (.21)
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                  (.89)             (3.56)              1.54
                                                -------------------------------------------------
Total from investment operations                      (1.01)             (3.70)              1.33
                                                -------------------------------------------------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                 --               (.99)                --
                                                -------------------------------------------------
Net asset value, end of period                  $      5.63        $      6.64        $     11.33
                                                =================================================
-------------------------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                   (15.21%)           (34.70%)            13.30%@
                                                =================================================
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses, net of reimbursement++                       2.50%              2.38%              2.49%*
                                                =================================================
Expenses++                                             8.66%              8.88%             38.49%*
                                                =================================================
Investment loss--net                                  (1.84%)            (1.88%)            (2.12%)*
                                                =================================================
-------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)        $       813        $       370        $       142
                                                =================================================
-------------------------------------------------------------------------------------------------

       * Annualized.
      ** Total investment returns exclude the effects of sales charges.
       + Commencement of operations.
      ++ Includes the Fund's share of the Portfolio's allocated expenses.
       @ Aggregate total investment return.
      @@ Based on average shares outstanding.

      See Notes to Financial Statements.


                 October 31, 2002 (15) Mercury Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY LARGE CAP GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class C
                                                -------------------------------------------------
                                                                                   For the Period
                                                            For the                  December 22,
                                                     Year Ended October 31,           1999+ to
                                                --------------------------------     October 31,
Increase (Decrease) in Net Asset Value:             2002               2001             2000
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period            $      6.67        $     11.33        $     10.00
                                                -------------------------------------------------
Investment loss--net                                   (.12)@@            (.15)@@            (.21)
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                  (.89)             (3.55)              1.54
                                                -------------------------------------------------
Total from investment operations                      (1.01)             (3.70)              1.33
                                                -------------------------------------------------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                 --               (.96)                --
                                                -------------------------------------------------
Net asset value, end of period                  $      5.66        $      6.67        $     11.33
                                                =================================================
-------------------------------------------------------------------------------------------------
Total Investment Return:**

Based on net asset value per share                   (15.14%)           (34.63%)            13.30%@
                                                =================================================
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses, net of reimbursement++                       2.48%              2.37%              2.49%*
                                                =================================================
Expenses++                                             8.64%              8.97%             38.49%*
                                                =================================================
Investment loss--net                                  (1.86%)            (1.87%)            (2.12%)*
                                                =================================================
-------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets, end of period (in thousands)        $        64        $       160        $       142
                                                =================================================
-------------------------------------------------------------------------------------------------

       * Annualized.
      ** Total investment returns exclude the effects of sales charges.
       + Commencement of operations.
      ++ Includes the Fund's share of the Portfolio's allocated expenses.
       @ Aggregate total investment return.
      @@ Based on average shares outstanding.

        See Notes to Financial Statements.


              October 31, 2002 (16) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY LARGE CAP GROWTH FUND

(1)   Significant Accounting Policies:

      Mercury Large Cap Growth Fund of Mercury Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Value Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at October 31, 2002 was .57%. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.


              October 31, 2002 (17) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (d) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to timing differences related to wash sales.

      (e) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

      (f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $18,357 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $17,555 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.50%. This arrangement expires October 31, 2003 and is renewable. For the year ended October 31, 2002, FAM earned fees of $2,631, all of which was waived. FAM also reimbursed the Fund $61,921 for other operating expenses.


              October 31, 2002 (18) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                        Account                Distribution
                                     Maintenance Fee                Fee
      ------------------------------------------------------------------------
      Class A                             .25%                      --
      ------------------------------------------------------------------------
      Class B                             .25%                     .75%
      ------------------------------------------------------------------------
      Class C                             .25%                     .75%
      ------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the year ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., received contingent deferred sales charges of $5,451 and $10 relating to transactions in Class B and Class C Shares, respectively.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


              October 31, 2002 (19) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2002 were $2,015,206 and $1,594,821, respectively.

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $438,690 and $569,041 for the years ended October 31, 2002 and October 31, 2001, respectively.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Year
      Ended October 31, 2002                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                      3,168        $    22,782
      Shares redeemed                                (17,409)          (123,602)
                                                   ----------------------------
      Net decrease                                   (14,241)       $  (100,820)
                                                   ============================
      -------------------------------------------------------------------------

      Class I Shares for the Year
      Ended October 31, 2001                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                        366        $     3,402
      Shares issued to shareholders in reinvestment
      of distributions                                 1,524             13,240
                                                   ----------------------------
      Total issued                                     1,890             16,642
      Shares redeemed                                   (119)            (1,018)
                                                   ----------------------------
      Net increase                                     1,771        $    15,624
                                                   ============================
      -------------------------------------------------------------------------

      Class A Shares for the Year
      Ended October 31, 2002                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                    126,062        $   913,549
      Shares redeemed                               (124,334)          (897,025)
                                                   ----------------------------
      Net increase                                     1,728        $    16,524
                                                   ============================
      -------------------------------------------------------------------------


              October 31, 2002 (20) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      Class A Shares for the Year
      Ended October 31, 2001                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                     14,777         $  124,668
      Shares issued to shareholders in reinvestment
      of distributions                                 1,489             12,928
                                                   ----------------------------
      Net increase                                    16,266         $  137,596
                                                   ============================
      -------------------------------------------------------------------------

      Class B Shares for the Year
      Ended October 31, 2002                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                    158,815         $1,051,982
      Shares redeemed                                (70,159)          (435,640)
                                                   ----------------------------
      Net increase                                    88,656         $  616,342
                                                   ============================
      -------------------------------------------------------------------------

      Class B Shares for the Year
      Ended October 31, 2001                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                     50,336         $  381,984
      Shares issued to shareholders in reinvestment
      of distributions                                 2,058             17,823
                                                   ----------------------------
      Total issued                                    52,394            399,807
      Shares redeemed                                 (9,126)           (67,093)
                                                   ----------------------------
      Net increase                                    43,268         $  332,714
                                                   ============================
      -------------------------------------------------------------------------

      Class C Shares for the Year
      Ended October 31, 2002                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                      7,434         $   48,831
      Shares redeemed                                (20,223)          (142,187)
                                                   ----------------------------
      Net decrease                                   (12,789)        $  (93,356)
                                                   ============================
      -------------------------------------------------------------------------

      Class C Shares for the Year
      Ended October 31, 2001                         Shares       Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                     23,724         $  163,055
      Shares issued to shareholders in reinvestment
      of distributions                                 1,380             11,992
                                                   ----------------------------
      Total issued                                    25,104            175,047
      Shares redeemed                                (13,620)           (91,940)
                                                   ----------------------------
      Net increase                                    11,484         $   83,107
                                                   ============================
      -------------------------------------------------------------------------


              October 31, 2002 (21) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(5)   Distributions to Shareholders:

      The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

                                                10/31/2002          10/31/2001
      -------------------------------------------------------------------------
      Distributions paid from:
        Ordinary income                         $      --              $ 56,346
                                                -------------------------------
      Total taxable distributions               $      --              $ 56,346
                                                -------------------------------

      As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

      -------------------------------------------------------------------------
      Undistributed ordinary income--net                           $       --
      Undistributed long-term capital gains--net                           --
                                                                   ----------
      Total undistributed earnings--net                                    --
      Capital loss carryforward                                      (411,226)*
      Unrealized losses--net                                          (22,981)**
                                                                   ----------
      Total accumulated losses--net                                $ (434,207)
                                                                   ==========
      -------------------------------------------------------------------------

     * On October 31, 2002, the Fund had a net capital loss carryforward of $411,226, of which $202,561 expires in 2009 and $208,665 expires in 2010.
       This amount will be available to offset like amounts of any future taxable gains.
    ** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.


               October 31, 2002 (22) Mercury Large Cap Growth Fund

INDEPENDENT AUDITORS' REPORT

MERCURY LARGE CAP GROWTH FUND

The Board of Directors and Shareholders,
Mercury Large Cap Growth Fund
(One of the Series constituting Mercury Large Cap Series Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Large Cap Growth Fund as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Large Cap Growth Fund as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 10, 2002


              October 31, 2002 (23) Mercury Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

MASTER LARGE CAP GROWTH PORTFOLIO

                                                                                         In U.S. Dollars
                                                                                     ----------------------
                          Shares                                                                 Percent of
Industry                   Held                 Investments                             Value    Net Assets
-----------------------------------------------------------------------------------------------------------
Consumer Discretionary

Distributors                62,000  +Fisher Scientific International Inc.            $ 1,773,200     1.0%
-----------------------------------------------------------------------------------------------------------
Hotels,                     77,000   Darden Restaurants, Inc.                          1,461,460     0.8
Restaurants &               79,000  +GTECH Holdings Corporation                        2,054,000     1.1
Leisure                     51,000  +Harrah's Entertainment, Inc.                      2,142,000     1.2
                            30,000  +International Game Technology                     2,256,300     1.2
                            61,000  +MGM Mirage Inc.                                   1,897,100     1.0
                            66,000  +Mandalay Resort Group                             1,867,140     1.0
-----------------------------------------------------------------------------------------------------------
Household Durables          85,000   La-Z-Boy Inc.                                     2,023,000     1.1
                            14,000   Lennar Corporation                                  772,380     0.4
                            34,000  +Mohawk Industries, Inc.                           1,820,700     1.0
                             6,000  +NVR, Inc.                                         2,034,000     1.1
                            59,000   Newell Rubbermaid Inc.                            1,912,780     1.0
-----------------------------------------------------------------------------------------------------------
Leisure                     68,000   Mattel, Inc.                                      1,248,480     0.7
Equipment &                 31,000   Polaris Industries, Inc.                          1,952,690     1.1
Products
-----------------------------------------------------------------------------------------------------------
Multiline Retail            97,000  +Big Lots, Inc.                                    1,610,200     0.9
                           146,000   Dollar General Corporation                        2,038,160     1.1
                            47,000   Wal-Mart Stores, Inc.                             2,516,850     1.4
-----------------------------------------------------------------------------------------------------------
Specialty Retail            87,000  +AutoNation, Inc.                                    923,070     0.5
                            26,000  +AutoZone, Inc.                                    2,230,020     1.2
                            41,000  +CDW Computer Centers, Inc.                        2,173,820     1.2
                            46,000  +Michael's Stores                                  2,068,160     1.1
                            37,000  +PETsMART, Inc.                                      707,070     0.3
                           102,000   Pier 1 Imports, Inc.                              1,922,700     1.0
                            49,000   Ross Stores, Inc.                                 2,050,650     1.1
                            72,000  +Williams-Sonoma, Inc.                             1,713,600     0.9
-----------------------------------------------------------------------------------------------------------
Textiles, Apparel &         56,000  +Jones Apparel Group, Inc.                         1,939,840     1.0
Luxury Goods
-----------------------------------------------------------------------------------------------------------
                                     Total Consumer Discretionary
                                     (Cost--$46,525,477)                              47,109,370    25.4
-----------------------------------------------------------------------------------------------------------
Consumer Staples

Beverages                   95,000   Coca-Cola Enterprises Inc.                        2,264,800     1.2
                            76,000  +Constellation Brands, Inc. (Class A)              1,925,080     1.0
                            74,000   The Pepsi Bottling Group, Inc.                    1,994,300     1.1
-----------------------------------------------------------------------------------------------------------
Food & Drug                 22,000  +Performance Food Group Company                      818,180     0.4
Retailing                   41,000  +Whole Foods Market, Inc.                          1,912,814     1.0
                           105,000   Winn-Dixie Stores, Inc.                           1,577,100     0.9
-----------------------------------------------------------------------------------------------------------
Food Products               57,000   Kellogg Company                                   1,816,020     1.0
                           101,000   Sara Lee Corporation                              2,305,830     1.3
-----------------------------------------------------------------------------------------------------------


              October 31, 2002 (24) Mercury Large Cap Growth Fund

                                                                                         In U.S. Dollars
                                                                                     ----------------------
                          Shares                                                                 Percent of
Industry                   Held                 Investments                             Value    Net Assets
-----------------------------------------------------------------------------------------------------------
Consumer Staples (concluded)

Household Products          46,000   The Clorox Company                              $ 2,066,780     1.1%
                            83,000   The Dial Corporation                              1,764,580     1.0
                            53,000   The Procter & Gamble Company                      4,687,850     2.5
-----------------------------------------------------------------------------------------------------------
                                     Total Consumer Staples
                                     (Cost--$22,174,184)                              23,133,334     12.5
-----------------------------------------------------------------------------------------------------------
Energy

Oil & Gas                   28,000   Pogo Producing Company                            1,009,400     0.5
-----------------------------------------------------------------------------------------------------------
                                     Total Energy (Cost--$918,315)                     1,009,400     0.5
-----------------------------------------------------------------------------------------------------------
Financials

Banks                       41,000   Commerce Bancorp, Inc.                            1,882,310     1.0
                            70,000   New York Community Bancorp, Inc.                  2,032,800     1.1
                            54,000   North Fork Bancorporation                         2,076,840     1.1
-----------------------------------------------------------------------------------------------------------
Diversified Financials      71,000   Fannie Mae                                        4,747,060     2.6
-----------------------------------------------------------------------------------------------------------
                                     Total Financials (Cost--$10,757,377)             10,739,010     5.8
-----------------------------------------------------------------------------------------------------------
Health Care

Biotechnology               50,000  +Charles River Laboratories
                                     International, Inc.                               1,837,500     1.0
-----------------------------------------------------------------------------------------------------------
Health Care                 52,000   DENTSPLY International Inc.                       1,919,840     1.0
Equipment &                 42,000   Diagnostic Products Corporation                   1,732,500     0.9
Supplies                    76,000  +Guidant Corporation                               2,247,320     1.2
                            79,000  +STERIS Corporation                                2,095,870     1.1
                             8,000   Stryker Corporation                                 504,800     0.3
                            42,000  +Varian Medical Systems, Inc.                      2,025,240     1.1
-----------------------------------------------------------------------------------------------------------
Health Care                 39,000  +Accredo Health, Incorporated                      1,804,920     1.0
Providers & Services        34,000  +Caremark Rx, Inc.                                   601,800     0.3
                            83,000  +DaVita, Inc.                                      1,989,510     1.1
                            37,000  +Express Scripts, Inc. (Class A)                   2,004,660     1.1
                            58,000   HCA Inc.                                          2,522,420     1.4
                            36,000  +Henry Schein, Inc.                                1,806,120     1.0
                            57,000  +Lincare Holdings Inc.                             1,941,990     1.1
                            86,000   Omnicare, Inc.                                    1,868,780     1.0
                            52,000  +Oxford Health Plans, Inc.                         1,849,120     1.0
                            36,000  +Patterson Dental Company                          1,854,360     1.0
                            69,000  +Tenet Healthcare Corporation                      1,983,750     1.1
                            33,000   UnitedHealth Group Incorporated                   3,001,350     1.6
                            38,000  +Universal Health Services, Inc.
                                     (Class B)                                         1,842,240     1.0
                            30,000  +WellPoint Health Networks Inc.                    2,256,300     1.2
-----------------------------------------------------------------------------------------------------------


              October 31, 2002 (25) Mercury Large Cap Growth Fund

                                                                                         In U.S. Dollars
                                                                                     ----------------------
                          Shares                                                                 Percent of
Industry                   Held                 Investments                             Value    Net Assets
-----------------------------------------------------------------------------------------------------------
Health Care (concluded)

Pharmaceuticals             74,000   Johnson & Johnson                               $ 4,347,500     2.3%
                           160,000   Pfizer Inc.                                       5,083,200     2.7
                           110,000  +SICOR Inc.                                        1,636,800     0.8
-----------------------------------------------------------------------------------------------------------
                                     Total Health Care
                                     (Cost--$49,261,583)                              50,757,890    27.3
-----------------------------------------------------------------------------------------------------------
Industrials

Aerospace &                 29,000  +Alliant Techsystems Inc.                          1,744,350     0.9
Defense                     34,000  +L-3 Communications Holdings, Inc.                 1,598,000     0.9
                             6,000   Lockheed Martin Corporation                         347,400     0.2
-----------------------------------------------------------------------------------------------------------
Commercial                  50,000  +Apollo Group, Inc. (Class A)                      2,075,000     1.1
Services & Supplies         45,000  +Career Education Corporation                      1,804,950     1.0
                           119,000  +CheckFree Corp.                                   1,937,320     1.0
                            44,000   Deluxe Corporation                                2,033,680     1.1
                            15,000  +Education Management Corporation                    550,500     0.3
                            54,000   H&R Block, Inc.                                   2,396,520     1.3
                            24,000  +The New Dun & Bradstreet Corporation                877,200     0.5
-----------------------------------------------------------------------------------------------------------
Industrial                 303,000   General Electric Company                          7,650,750     4.1
Conglomerates
-----------------------------------------------------------------------------------------------------------
Machinery                   81,000  +AGCO Corporation                                  2,057,400     1.1
                            29,000   ITT Industries, Inc.                              1,884,420     1.0
-----------------------------------------------------------------------------------------------------------
                                     Total Industrials
                                     (Cost--$29,614,530)                               26,957,490    14.5
-----------------------------------------------------------------------------------------------------------
Information Technology

Computers &                168,000  +Dell Computer Corporation                         4,806,480     2.6
Peripherals                 40,000  +Lexmark International Group, Inc.
                                     (Class A)                                         2,376,800     1.3
-----------------------------------------------------------------------------------------------------------
Electronic                 135,000  +Ingram Micro Inc. (Class A)                       1,934,550     1.0
Equipment &
Instruments
-----------------------------------------------------------------------------------------------------------
Semiconductor               67,000   Intel Corporation                                 1,159,100     0.6
Equipment &
Products
-----------------------------------------------------------------------------------------------------------
Software                    31,000  +Electronic Arts Inc.                              2,018,720     1.1
                            44,000  +Intuit Inc.                                       2,284,480     1.2
                           123,000  +Microsoft Corporation                             6,576,810     3.6
                            55,000  +Symantec Corporation                              2,200,000     1.2
-----------------------------------------------------------------------------------------------------------
                                     Total Information Technology
                                     (Cost--$21,957,570)                              23,356,940    12.6
-----------------------------------------------------------------------------------------------------------


              October 31, 2002 (26) Mercury Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                         In U.S. Dollars
                                                                                     ----------------------
                          Shares                                                                 Percent of
Industry                   Held                 Investments                             Value    Net Assets
-----------------------------------------------------------------------------------------------------------
Materials

Chemicals                   13,000  +The Scotts Company (Class A)                   $    618,800     0.3%
-----------------------------------------------------------------------------------------------------------
Containers &                39,000   Ball Corporation                                  1,888,770     1.0
Packaging
-----------------------------------------------------------------------------------------------------------
                                     Total Materials (Cost--$2,263,429)                2,507,570     1.3
-----------------------------------------------------------------------------------------------------------
                                     Total Investments
                                     (Cost--$183,472,465)                            185,571,004    99.9
-----------------------------------------------------------------------------------------------------------

                           Face
                          Amount           Short-Term Securities
-----------------------------------------------------------------------------------------------------------
Commercial Paper*         $533,000   General Motors Acceptance Corp.,
                                     1.98% due 11/01/2002                                533,000     0.3
-----------------------------------------------------------------------------------------------------------
                                     Total Short-Term Securities
                                     (Cost--$533,000)                                    533,000     0.3
-----------------------------------------------------------------------------------------------------------
                                     Total Investments
                                     (Cost--$184,005,465)                            186,104,004   100.2
                                     Liabilities in Excess of Other Assets              (427,903)   (0.2)
                                                                                    -----------------------
                                     Net Assets                                     $185,676,101   100.0%
                                                                                    =======================
-----------------------------------------------------------------------------------------------------------

   * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
   + Non-income producing security.

     See Notes to Financial Statements.


              October 31, 2002 (27) Mercury Large Cap Growth Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of October 31, 2002

MASTER LARGE CAP GROWTH PORTFOLIO

Assets:

Investments, at value (including securities loaned of
  $15,920,416) (identified cost--$184,005,465)                                  $186,104,004
Investments held as collateral for loaned securities, at value                    16,386,600
Receivables:
  Securities sold                                                $  1,464,639
  Contributions                                                       680,925
  Dividends                                                            90,310
  Loaned securities                                                     1,103      2,236,977
                                                                 ------------
Prepaid expenses and other assets                                                     30,637
                                                                                ------------
Total assets                                                                     204,758,218
--------------------------------------------------------------------------------------------

Liabilities:

Collateral on securities loaned, at value                                         16,386,600
Payables:
  Securities purchased                                              2,155,706
  Withdrawals                                                         366,741
  Investment adviser                                                   85,242      2,607,689
                                                                 ------------
Accrued expenses and other liabilities                                                87,828
                                                                                ------------
Total liabilities                                                                 19,082,117
                                                                                ------------
--------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                      $185,676,101
                                                                                ============
--------------------------------------------------------------------------------------------
Net Assets Consist of:

Investors' capital                                                              $183,577,562
Unrealized appreciation on investments--net                                        2,098,539
                                                                                ------------
Net assets                                                                      $185,676,101
                                                                                ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.


              October 31, 2002 (28) Mercury Large Cap Growth Fund

STATEMENT OF OPERATIONS
(as restated, see Note 5)

For the Year Ended October 31, 2002

MASTER LARGE CAP GROWTH PORTFOLIO

Investment Income:

Dividends                                                                               $  1,122,950
Securities lending--net                                                                       28,103
Interest                                                                                       6,278
                                                                                        ------------
Total income                                                                               1,157,331
                                                                                        ------------
----------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                             $    877,207
Accounting services                                                       149,488
Professional fees                                                          73,339
Custodian fees                                                             49,043
Trustees' fees and expenses                                                14,428
Printing and shareholder reports                                            2,083
Pricing fees                                                                  565
Other                                                                       9,768
                                                                     ------------
Total expenses                                                                             1,175,921
                                                                                        ------------
Investment loss--net                                                                         (18,590)
                                                                                        ------------
----------------------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on Investments--Net:

Realized loss on investments--net                                                        (42,605,498)
Change in unrealized appreciation/depreciation on investments--net                         8,545,049
                                                                                        ------------
Total realized and unrealized loss on investments--net                                   (34,060,449)
                                                                                        ------------
Net Decrease in Net Assets Resulting from Operations                                    $(34,079,039)
                                                                                        ============
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


              October 31, 2002 (29) Mercury Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

MASTER LARGE CAP GROWTH PORTFOLIO

                                                                 For the Year Ended
                                                                     October 31,
                                                           --------------------------------
Increase (Decrease) in Net Assets:                              2002               2001
                                                           (as restated,
                                                            see Note 5)
-------------------------------------------------------------------------------------------
Operations:

Investment loss--net                                       $     (18,590)     $    (379,077)
Realized loss on investments and foreign currency
  transactions--net                                          (42,605,498)       (57,330,407)
Change in unrealized appreciation/depreciation on
  investments--net                                             8,545,049         (2,948,866)
                                                           --------------------------------
Net decrease in net assets resulting from operations         (34,079,039)       (60,658,350)
                                                           --------------------------------
-------------------------------------------------------------------------------------------

Capital Transactions:

Proceeds from contributions                                   32,816,658        164,918,603
Fair value of net asset contributions                         60,433,848                 --
Fair value of withdrawals                                    (22,146,969)       (53,733,811)
                                                           --------------------------------
Increase in net assets derived from capital transactions      71,103,537        111,184,792
                                                           --------------------------------
-------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                  37,024,498         50,526,442
Beginning of year                                            148,651,603         98,125,161
                                                           --------------------------------
End of year                                                $ 185,676,101      $ 148,651,603
                                                           ================================
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.


              October 31, 2002 (30) Mercury Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

MASTER LARGE CAP GROWTH PORTFOLIO

The following ratios have been derived from information provided in the financial statements.

                                                                             For the
                                                                              Period
                                                For the Year Ended         December 22,
                                                   October 31,               1999+ to
                                           ---------------------------      October 31,
                                               2002            2001           2000
--------------------------------------------------------------------------------------
Total Investment Return:**                      (13.56%)            --              --
                                           ===========================================
--------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                    .67%            .73%           1.30%*
                                           ===========================================
Expenses                                          .67%            .73%           1.82%*
                                           ===========================================
Investment loss--net                             (.01%)          (.24%)          (.75%)*
                                           ===========================================
--------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)   $   185,676     $   148,652      $   98,125
                                           ===========================================
Portfolio turnover                             177.46%         230.34%          94.75%
                                           ===========================================
--------------------------------------------------------------------------------------

 * Annualized.
** Total return is required to be disclosed for fiscal years beginning after
   December 15, 2000.
 + Commencement of operations.

   See Notes to Financial Statements.


              October 31, 2002 (31) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

MASTER LARGE CAP GROWTH PORTFOLIO

(1)   Significant Accounting Policies:

      Master Large Cap Growth Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio


              October 31, 2002 (32) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


              October 31, 2002 (33) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


              October 31, 2002 (34) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets.

      The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of October 31, 2002, cash collateral of $7,373,970 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $9,012,630 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended October 31, 2002, QA Advisors received $11,503 in securities lending agent fees.

      For the year ended October 31, 2002, the Portfolio reimbursed FAM $11,416 for certain accounting services.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

      For the year ended October 31, 2002, the Portfolio received a contribution of net assets with a fair value of $60,433,848 in connection with a tax-free reorganization of one of the Portfolio's feeder funds.

              October 31, 2002 (35) Mercury Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $321,662,922 and $311,162,778, respectively.

      Net realized losses for the year ended October 31, 2002 and net unrealized gains as of October 31, 2002 were as follows:

                                              Realized            Unrealized
                                               Losses                Gains
      --------------------------------------------------------------------------
      Long-term investments                  $(42,605,498)         $2,098,539
      --------------------------------------------------------------------------
      Total                                  $(42,605,498)         $2,098,539
      --------------------------------------------------------------------------

      As of October 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,961,673, of which $13,391,063 related to appreciated securities and $16,352,736 related to depreciated securities. At October 31, 2002, the aggregate cost of investments for Federal income tax purposes was $189,065,677.

(4)   Short-Term Borrowings:

      The Portfolio, along with certain other funds managed by FAM and its affiliates, is party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended October 31, 2002.

(5)   Restatement:

      In connection with a tax-free reorganization of one of the Portfolio's feeder funds during the year ended October 31, 2002, the Portfolio received an in-kind contribution of securities. Subsequent to the issuance of the financial statements, it was determined that the net unrealized depreciation on securities contributed as of the date of the contribution should have been included as a reduction in the increase in net assets derived from capital transactions rather than within the Portfolio's change in unrealized appreciation/depreciation for the year. As such, for the year ended October 31, 2002, the statements of operations and changes in net assets have been restated to increase the change in unrealized appreciation by $4,747,731 with a corresponding decrease in net assets derived from capital transactions. Additionally, the fair value of net asset contributions of $60,433,848 has been presented separately from proceeds from contributions on the statement of changes in net assets. This restatement had no impact on net assets or the total return previously reported by the Portfolio or on the 2002 financial statements of the Portfolio's two feeder funds: Merrill Lynch Large Cap Growth Fund or Mercury Large Cap Growth Fund.


              October 31, 2002 (36) Mercury Large Cap Growth Fund

INDEPENDENT AUDITORS' REPORT

MASTER LARGE CAP GROWTH PORTFOLIO

The Board of Trustees and Investors,
Master Large Cap Growth Portfolio
(One of the Series constituting Master Large Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Growth Portfolio as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Large Cap Growth Portfolio as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5, the accompanying 2002 financial statements have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 2002
(January 7, 2003 as to Note 5)


              October 31, 2002 (37) Mercury Large Cap Growth Fund

OFFICERS AND DIRECTORS/TRUSTEES

INTERESTED DIRECTOR/TRUSTEE

                                                                                                  Number of
                                                                                                Portfolios in       Other
                          Position(s)       Length                                               Fund Complex       Directorships
                          Held              of Time           Principal Occupation(s)            Overseen by        Held by
Name, Address & Age       with Fund         Served            During Past 5 Years              Director/Trustee     Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*           President and     1999 to present   Chairman, Americas Region           117 Funds         None
P.O. Box 9011             Director/Trustee                    since 2001 and Executive         162 Portfolios
Princeton, NJ 08543-9011                                      Vice President since 1983 of
Age: 62                                                       Fund Asset Management, L.P.
                                                              ("FAM") and Merrill Lynch
                                                              Investment Managers, L.P.
                                                              ("MLIM"); President of
                                                              Merrill Lynch Mutual Funds
                                                              since 1999; President of FAM
                                                              Distributors, Inc. ("FAMD")
                                                              since 1986 and Director
                                                              thereof since 1991;
                                                              Executive Vice President and
                                                              Director of Princeton
                                                              Services, Inc. ("Princeton
                                                              Services") since 1993;
                                                              President of Princeton
                                                              Administrators, L.P. since
                                                              1988; Director of Financial
                                                              Data Services, Inc. since
                                                              1985.

*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as
      Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD;
      Executive Vice President of Princeton Services; and President of Princeton Administrators,
      L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
      Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.


INDEPENDENT DIRECTORS/TRUSTEES

                                                                                                  Number of
                                                                                                Portfolios in       Other
                          Position(s)       Length                                               Fund Complex       Directorships
                          Held              of Time           Principal Occupation(s)            Overseen by        Held by
Name, Address & Age       with Fund         Served*           During Past 5 Years              Director/Trustee     Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha         Director/Trustee  1999 to present   Director and Executive Vice          42 Funds         None
P.O. Box 9011                                                 President, The China              61 Portfolios
Princeton, NJ 08543-9011                                      Business Group, Inc. since
Age: 58                                                       1996; Chairman of Berkshire
                                                              Holding Corporation since
                                                              1980.

Joe Grills                Director/Trustee  2002 to present   Member of Committee on              42 Funds          Kimco Realty
P.O. Box 9011                                                 Investment of Employee           61 Portfolios
Princeton, NJ 08543-9011                                      Benefit Assets of the
Age: 67                                                       Association for Financial
                                                              Professionals since 1986.

Herbert I. London         Director/Trustee  1999 to present   John M. Olin Professor of           42 Funds          None
P.O. Box 9011                                                 Humanities, New York             61 Portfolios
Princeton, NJ 08543-9011                                      University since 1993.
Age: 63

Andre F. Perold           Director/Trustee  1999 to present   George Gund Professor of            42 Funds          None
P.O. Box 9011                                                 Finance and Banking, Harvard     61 Portfolios
Princeton, NJ 08543-9011                                      Business School since 2000;
Age: 50                                                       Finance Area Chair since
                                                              1996.


            October 31, 2002 (38 & 39) Mercury Large Cap Growth Fund

OFFICERS AND DIRECTORS/TRUSTEES
(CONTINUED)

INDEPENDENT DIRECTORS/TRUSTEES (continued)

                                                                                                   Number of
                                                                                                 Portfolios in      Other
                          Position(s)       Length                                               Fund Complex       Directorships
                          Held              of Time           Principal Occupation(s)             Overseen by       Held by
Name, Address & Age       with Fund         Served*           During Past 5 Years              Director/Trustee     Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo       Director/Trustee  1999 to present   Shareholder, Modrall, Sperling,     42 Funds          Cooper's, Inc.;
P.O. Box 9011                                                 Roehl, Harris & Sisk, P.A.       61 Portfolios        ECMC, Inc.
Princeton, NJ 08543-9011                                      since 1993.
Age: 60

Robert S. Salomon, Jr.    Director/Trustee  2002 to present   Principal of STI Management         42 Funds          None
P.O. Box 9011                                                 since 1994; Director of Rye      61 Portfolios
Princeton, NJ 08543-9011                                      Country Day School since 2001.
Age: 66

Melvin R. Seiden          Director/Trustee  2002 to present   Director, Silbanc Properties,       42 Funds          None
P.O. Box 9011                                                 Ltd. (real estate, investment    61 Portfolios
Princeton, NJ 08543-9011                                      and consulting) since 1987.
Age: 72

Stephen B. Swensrud       Director/Trustee  2002 to present   Chairman, Fernwood Advisors         42 Funds          International
P.O. Box 9011                                                 since 1996.                      61 Portfolios        Mobile Com-
Princeton, NJ 08543-9011                                                                                            munications.
Age: 69                                                                                                             Inc.


* The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

FUND/TRUST OFFICERS



                             Position(s)          Length
                             Held                 of Time
Name, Address & Age          with Fund            Served*              Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke              Vice President       1999 to present      First Vice President of FAM and MLIM since 1997 and
P.O. Box 9011                and Treasurer                             Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011                                               Treasurer of Princeton Services since 1999; Vice President
Age: 42                                                                of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.

Robert C. Doll, Jr.          Senior Vice          1999 to present      President and Global Chief Investment Officer of MLIM and
P.O. Box 9011                President and                             member of the Executive Management Committee of ML & Co.,
Princeton, NJ 08543-9011     Portfolio Manager                         Inc. since 2001; Chief Investment Officer, Senior Vice
Age: 49                                                                President and Co-Head of MLIM Americas from 1999 to 2001;
                                                                       Chief Investment Officer of Oppenheimer Funds, Inc. from
                                                                       1987 to 1999 and Executive Vice President from 1991 to 1999.

Linda J. Gardner             Vice President       1999 to present      Vice President and Chief Administrative Officer, Equities,
P.O. Box 9011                                                          of MLIM since 1999; Manager of Equity Administration of
Princeton, NJ 08543-9011                                               Oppenheimer Funds, Inc. from 1991 to 1999.
Age: 40

  October 31, 2002 (40 & 41) Mercury Large Cap Growth Fund

OFFICERS AND DIRECTORS/TRUSTEES
(CONCLUDED)

FUND/TRUST OFFICERS (concluded)

                                 Position(s)        Length
                                 Held               of Time
Name, Address & Age              with Fund          Served*            Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Susan B. Baker                   Secretary          2002 to present    Director (Legal Advisory) of MLIM since 1999; Vice
P.O. Box 9011                                                          President of MLIM from 1993 to 1999; Attorney
Princeton, NJ 08543-9011                                               associated with MLIM since 1987.
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
* Officers of the Fund/Trust serve at the pleasure of the Board of
Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
Further information about the Fund's Officers and Directors/Trustees   Custodian                       Transfer Agent
is available in the Fund's Statement of Additional Information,        Brown Brothers Harriman & Co.   Financial Data Services, Inc.
which can be obtained without charge by calling 1-888-763-2260.        40 Water Street                 4800 Deer Lake Drive East
                                                                       Boston, MA 02109-3661           Jacksonville, FL 33246-6484
                                                                                                       888-763-2260


            October 31, 2002 (42 & 43) Mercury Large Cap Growth Fund

[LOGO] Merrill Lynch  Investment Managers

          MUTUAL        MANAGED            ALTERNATIVE         INSTITUTIONAL
          FUNDS         ACCOUNTS           INVESTMENTS       ASSET MANAGEMENT

                               [GRAPHICS OMITTED]


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Large Cap Growth Fund of
Mercury Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

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